Exhibit 10.4(b)

EXECUTION COPY

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of December 3, 2019 (this “Amendment”) is entered into by and among GUARDIAN PHARMACY, LLC, an Indiana limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and REGIONS BANK, as administrative agent and collateral agent (in such capacity and together with its successors and assigns, the “Agent”).

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Regions Bank, as Agent, entered into that certain Third Amended and Restated Loan and Security Agreement dated as of April 23, 2018 (as amended, modified, supplemented or extended from time to time, the “Loan Agreement”);

WHEREAS, the Borrower has requested certain modifications to the Loan Agreement; and

WHEREAS, the Agent, the Required Lenders and the Borrower have agreed to the modifications on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment.

2. Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Loan Agreement (after giving effect to this Amendment).

3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) The definition of “Post-Effective Date Distribution” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Post-Effective Date Distribution” means the one-time Restricted Payment made by the Borrower to the holders of its Equity Interests on or about August 1, 2019 in compliance with the requirements of Section 9.3(d) in the aggregate amount of $10,072,550.

(b) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“First Amendment Effective Date” means December 3, 2019.

“First Amendment Distribution” means a one-time Restricted Payment made by the Borrower to the holders of its Equity Interests at any time during the period from and including the First Amendment Effective Date through and including December 9, 2019 in compliance with the requirements of Section 9.3(e) in an aggregate amount not to exceed $17,000,000.

(c) Section 1.3 of the Loan Agreement is hereby amended by inserting the following new clause (j) immediately after clause (i) thereof:

(j) Any reference herein or in any other Loan Document to a merger, transfer, consolidation, amalgamation, assignment, sale or disposition, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale or disposition, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder and under each other Loan Document (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

(d) Section 8.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.1 Use of Loan Proceeds. The Borrower shall use the proceeds of the Loans and any Letters of Credit only (i) to pay fees, costs and expenses arising under or in connection with this Agreement and the transactions contemplated thereby, (ii) for the Borrower’s and, to the extent otherwise permitted hereunder, its Subsidiaries’ working capital and other lawful corporate purposes, (iii) to make the Effective Date Distribution, the Post-Effective Date Distribution and the First Amendment Distribution and (iv) to refinance certain existing Debt and to finance Capital Expenditures, Permitted Acquisitions and investments in joint ventures, in each case to the extent permitted by the terms of this Agreement, and the Borrower shall furnish the Agent all evidence it may reasonably request with respect to such uses

(e) Section 9.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Section 9.3 Restricted Payments. The Credit Parties shall not, and shall not permit any Subsidiary to, make any Restricted Payment, except that (a) any Subsidiary of the Borrower may make Restricted Payments to any Person that owns Equity Interests in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made, in each case, so long as no Default or Event of Default exists or is occurring as a result of such Restricted Payment; (b) the Borrower may make Tax Distributions; provided that, the Borrower and its Subsidiaries may make the payments referred to in the foregoing clauses (a) and (b) only if, at the time of and after giving effect to such Restricted Payments, the Borrower or the Subsidiary making a Restricted Payment is Solvent and such Restricted Payment is not in violation of Applicable Law; (c) the Borrower may make the Effective Date Distribution so long as no Default exists or would result from the making of the Effective Date Distribution; (d) the Borrower may make the Post-Effective Date Distribution so long as (i) no Default exists or would result from the making of the Post-Effective Date Distribution, (ii) the Borrower is in compliance with the financial covenants in Section 9.17 on a pro forma basis after giving effect to the Post-Effective Date Distribution (and if the

2

Borrower elects to increase Consolidated Leverage Ratio test level pursuant to the terms of Section 9.17(b) and has provided an officer’s certificate demonstrating such compliance, after giving effect to any such Leverage Ratio Increase) and (iii) the Consolidated Leverage Ratio is less than or equal to 3.00 to 1.00 on a pro forma basis after giving effect to the Post-Effective Date Distribution and (e) the Borrower may make the First Amendment Distribution so long as (i) no Default exists or would result from the making of the First Amendment Distribution, (ii) the Borrower is in compliance with the financial covenants in Section 9.17 on a pro forma basis after giving effect to the First Amendment Distribution (and if the Borrower elects to increase Consolidated Leverage Ratio test level pursuant to the terms of Section 9.17(b) and has provided an officer’s certificate demonstrating such compliance, after giving effect to any such Leverage Ratio Increase) and (iii) the Consolidated Leverage Ratio is less than or equal to 3.00 to 1.00 on a pro forma basis after giving effect to the First Amendment Distribution.

(f) Section 12 of the Loan Agreement is hereby amended inserting the following new Section 12.26 immediately after Section 12.25:

Section 12.26 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of Georgia and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

3

(b) As used in this Section 12.26, the following terms have the following meanings:

“BHC Act Affiliate” means, with respect to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such Person.

“Covered Entity” means any of (i) a “covered entity” (as such term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)); (ii) a “covered bank” (as such term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” (as such term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” means as defined in, and interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” means a “qualified financial contract” (as defined in, and interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

4. Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Agent:

(a) receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and the Agent;

(b) payment by the Borrower of all fees and expenses required to be paid to the Agent and any Lender in connection herewith; and

(c) payment by the Borrower of the out-of-pocket costs and expenses of the Agent, including without limitation, the fees and expenses of Moore & Van Allen PLLC.

5. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Loan Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Loan Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6. Representations and Warranties; No Default. Each of the Credit Parties represents and warrants to the Agent that, on and as of the date hereof, immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (or, with respect to any such representation and warranty qualified by materiality or by reference to Material Adverse Effect, in all respects as drafted) to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, with respect to any such representation and warranty qualified by materiality or by reference to Material Adverse Effect, in all respects as drafted) on and as of such earlier date and (b) no event has occurred and is continuing or would result from this Amendment or the consummation of the transactions contemplated herein that would constitute an Event of Default or a Default.

7. Reaffirmation of Obligations. Each of the Credit Parties (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge any Credit Party’s obligations under the Loan Documents.

4

8. Reaffirmation of Security Interests. Each of the Credit Parties affirms that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10. Counterparts/Facsimile. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Georgia.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	GUARDIAN PHARMACY, LLC,
an Indiana limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: CFO – Executive VP

GUARANTORS:	GUARDIAN PHARMACY OF BIRMINGHAM, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: CFO – Executive VP

GUARDIAN PHARMACY OF JACKSONVILLE,
LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: CFO – Executive VP

GUARDIAN PHARMACY OF SOUTHEAST
FLORIDA, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: CFO – Executive VP

GUARDIAN PHARMACY OF SOUTHEAST
GEORGIA, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: CFO – Executive VP

GUARDIAN PHARMACY OF TEXAS, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: CFO – Executive VP

GUARDIAN PHARMACY, LLC

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AGENT:	REGIONS BANK

	By:	/s/ REGIONS BANK
Name:
Title:

GUARDIAN PHARMACY, LLC

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

LENDERS:	REGIONS BANK,
as a Lender

	By:	/s/ REGIONS BANK
Name:
Title:

GUARDIAN PHARMACY, LLC

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ BANK OF AMERICA, N.A.
Name:
Title:

GUARDIAN PHARMACY, LLC

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

LENDERS:	CADENCE BANK, N.A.,
as a Lender

	By:	/s/ CADENCE BANK, N.A.
Name:
Title:

GUARDIAN PHARMACY, LLC

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT